UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2006

UNIVERSAL ENERGY CORP.

(Exact name of Registrant as specified in its charter)

Delaware	000-50284	80-0025175
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

600 East Altamonte Drive, Unit 1050

Altamonte Springs, Florida 32701

(407) 260-9206

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On August 14, 2006, we issued 10,000,000 shares of our common stock in a private offering pursuant to and based upon the terms and conditions set forth in a stock purchase agreement (the “Agreement”) with an individual accredited investor (the “Investor”). All 10,000,000 shares will be placed into an escrow account with our transfer agent until the terms and conditions of the Agreement are met. The Investor has no direct obligation or minimum number of shares to purchase pursuant to the Agreement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Stock Purchase Agreement between Universal Energy Corp. and Mr. Isaac Rotnemer

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL ENERGY CORP.

Dated: August 17 2006	By:	/s/ Dyron M. Watford
Dyron M. Watford
Director